UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2009
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On January 26, 2009, F.N.B. Corporation (the Corporation) announced financial results for the quarter ended December 31, 2008. A copy of the press release announcing the Corporation’s results for the quarter ended December 31, 2008 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; AMENDMENT TO RESTRICTED STOCK AGREEMENTS.
     On January 21, 2009, the Compensation Committee approved the amendment of restricted stock award agreements dated January 19, 2005 and December 23, 2005 (“Amended Agreement”) in which the peer group performance period is not identical to the Corporation’s performance period. Prior to 2008, the Corporation measured its financial performance for purposes of its long term incentive program on a calendar year basis and compared its performance against its peer group during the twelve month period ending on September 30th of the same calendar year in which the Corporation’s performance period ended. Ending the peer group’s financial performance period on September 30th enabled F.N.B. to obtain and analyze the necessary financial data of the peer group’s financial performance in order to make determinations regarding the Corporation’s financial performance as compared to the peer groups’ financial performances prior to the January vesting date set forth in the Agreement. Due to the economic circumstances that occurred in the fourth quarter of 2008, the Committee determined it appropriate to amend these restricted stock award agreements for the 2008 and 2009 performance periods and all future years such that both the Corporation’s and the peer groups’ financial performance periods are aligned to be measured for the same calendar year ending on December 31st and change the date on which such awards will vest or lapse to February 28th of the year following the performance period for the Corporation and the peer group.
     A copy of the form of the Amended Agreement is attached as an Exhibit to this Current Report on Form 8-K and are incorporated herein by reference. The descriptions in this report of the amendments of the restricted stock agreements are qualified in their entirety by reference to such Exhibit.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1	Amendment to the F.N.B. Corporation Restricted Stock Agreement.

99.1	Press release dated January 26, 2009 announcing the financial results of F.N.B. Corporation for the quarter ended December 31, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By: Name:	/s/ Brian F. Lilly Brian F. Lilly
Title:	Chief Financial Officer (Principal Financial Officer)
Dated: January 26, 2009